UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

Mark Hemenetz

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

Registrant’s telephone number, including area code: 1-800-730-2932

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Dear Shareholder:	January 29, 2016

We are pleased to provide you with this Annual Report covering the twelve-month period ended December 31, 2015. During a very challenging market environment for equities in general, the Fund was able to deliver positive performance when many other growth-oriented investments declined in value.

Global equities, in general, experienced heightened volatility throughout most of 2015 as China’s economic slowdown, the global commodities glut and speculation as to the timing and magnitude of the Federal Reserve’s first interest rate hike in nearly 10 years all weighed on sentiment and risk appetites. ‘Grexit’ risk along with political risk in Iberia following two elections also resurfaced. Meanwhile, the actions of the European Central Bank and the Bank of Japan with their respective quantitative easing measures were an attempt to help boost their respective markets. Against this backdrop, the Swiss economy, despite abandoning the exchange rate floor of the Swiss franc versus the euro early in the reporting period, contracted only slightly and remained healthy, while the Swiss market rebounded into positive territory by year end.

Over the next six months, we expect broad market volatility to persist as investor confidence oscillates from concerns over rising interest rates, a potential global economic slowdown and the impact of low energy prices. Our detailed comments regarding the Swiss economy follow in our Management Discussion and Analysis. We also encourage you to visit www.swzfund.com for daily price and performance information, fund documents and investment updates.

In terms of the Fund’s operations, we continued to make progress in 2015 among a number of important cost-reduction efforts previously outlined in communications to shareholders. We completed the transition to J.P. Morgan Chase Bank, N.A. as the Fund’s custodian, administrator and fund accountant. In addition, under the stewardship of the Fund’s managers, we continue to seek to improve the return on investment of the portfolio, which we describe in more detail in the Annual Report. Overall, we believe that these actions will continue to benefit shareholders and make the Fund an attractive vehicle for accessing the Swiss equities market over the long-term.

Again, we thank you for investing with us and look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA

President

IMPORTANT INFORMATION CONCERNING

MANAGEMENT DISCUSSION AND ANALYSIS AND PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. The MD&A contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (As of December 31, 2015)

For the twelve-month period ended December 31, 2015, performance of The Swiss Helvetia Fund, Inc. (the “Fund”) as measured by the change in the Fund’s net asset value per share (“NAV”) increased by 2.96% in US dollars (“USD”). For the same period, the Fund’s share price performance in USD was up 1.41%, as the discount at which its shares traded widened. This compares with an increase of 2.58% in the Swiss Performance Index (the “Index” or “SPI”) as measured in USD. In the final quarter of the year, the Fund’s NAV increased by 2.97% and its share price increased by 1.67%, compared to a rise of the Index of 3.17%, all measured in USD.

Economic environment during the period under review

Global economic review

A common economic theme for 2015, as for the previous year, has been the lowering of growth expectations as the year progressed, based on actual quarterly real gross domestic product (“GDP”) numbers. This was true for most regions, except Europe, where growth expectations increased moderately after the European Central Bank (“ECB”) announced a very substantial quantitative easing program in January. Nevertheless, European growth is still clearly low when compared to the US or emerging economies, as well as versus its own historical average. The growth gap describing the difference in the speed of expansion in emerging economies versus developed nations has been significantly reduced as falling commodity prices took their toll on resource-exporting economies. China, which unlike other emerging countries is a resource-importing nation and thus ought to have benefited from lower commodity prices, cooled down from formerly very high levels of growth as the economic cycle seems to have matured, as evidenced by overcapacity in manufacturing and a correction in the overheated real estate market.

European economic review

In the United Kingdom, GDP growth forecasts declined throughout the past year from 2.6% to 2.2%. Continental Europe enjoyed a broad-based recovery of GDP growth from 1.1% to 1.5%, and over the course of 2015 there were rising GDP expectations, with certain exceptions for smaller countries, such as crisis-stricken Greece. Notable progress in GDP growth was made in Spain from 1.8% to 3.2% thanks to the early adoption after the financial crisis of a comprehensive package of reform measures. The outlook also improved for Germany, France and Italy, as a result of the euro’s lower exchange rate.

Swiss economic review

The Swiss economy was clearly affected by the decision of the Swiss National Bank (“SNB”) in January 2015 to abandon a previously defended floor of 1.20 in the exchange rate of the Swiss franc versus the euro. Before the decision, Swiss GDP was

THE SWISS HELVETIA FUND, INC.

expected to grow by 1.6%—a rate above the average for countries sharing the euro. Expectations inevitably adjusted over the following two months to around 0.8%, where they stayed remarkably stable for the rest of the year. Our encouraging conclusion from many meetings with management of listed Swiss companies is that they were well-prepared and acted swiftly, since it was not the first instance of a rapid appreciation of the Swiss franc. We were initially more cautious in our assumptions and had expected the Swiss economy to contract in 2015, when measured on a quarter-over-quarter basis, due to a very high export rate. However, Swiss GDP only fell in the first three months of 2015 on a quarter-over quarter-basis, then grew by 0.2% in the second quarter and stagnated in the third quarter (in constant prices and seasonally adjusted terms). Contributions from private and public households were positive, as expected. The surprise came from a decline in the nation’s trade data, which showed that exports and imports fell on a nominal basis. However, prices for imported goods fell more than for exported merchandise, allowing the Swiss trade balance to remain healthy and even accelerated from 4.6% to 5.8% of GDP in 2015, compared to 2014. Overall, the impact that currency fluctuations had on the economy, in hindsight, was clearly less than feared; although we do not want to downplay the effect it had on some smaller, non-listed companies in the capital goods sector and on unemployment, which increased to 3.4% from 3.2% over the year on a seasonally-adjusted basis. All Swiss prices declined, even those for domestically manufactured goods.

Market environment during the period under review

Performance for the full year was modestly positive for US and Swiss stocks due in large part to a recovery in the final quarter. While measured in euros, European stock markets advanced significantly due to the quantitative easing of the ECB; however, when converted back into USD, they stayed in negative territory. The positive performance of the Swiss market is remarkable, in our view, given the fact that it lost around 15% during the two trading days following the January decision of the SNB.

Swiss equities, as measured by the Index, gained 2.58% as measured in USD. Although the overall volatility of the market was within its historical range, the difference between the best and worst performing stocks was quite wide. The best performing stocks and sectors had only a small weighting in the Index, while larger-weighted stocks and sectors did not show unusually large deviations from the Index return. It is not a surprise therefore that small- and mid-cap stocks, as represented by the SPI Extra Index, which tracks small- and mid-cap stocks traded on the SIX Exchange, outperformed the 20 stocks that compose the large cap Swiss Market Index (“SMI”) by 9.87%.

THE SWISS HELVETIA FUND, INC.

Source: Schroders, Bloomberg, as of December 31, 2015. Investors cannot invest directly in the index.

Most of the best performing sectors (media, retail, travel & leisure, auto & parts, technology, and utilities) have an Index weight of less than 1%. Of the heavier-weighted sectors, chemicals came first with a total return of 18.77% for the year as measured in USD, due in large part to a strong performance of Syngenta, which received several merger approaches from competitors. Financial services (+10.89% in USD) also did well as a sector, while stocks like VZ Holding, Partners Group and Leonteq gained. Banks (+9.47% in USD) were propelled by the performance of UBS. The food sector with its heavyweight Nestlé advanced by 5.44% in USD, while healthcare slightly underperformed, mainly due to a decrease of 3.53% in USD by Novartis. Other sectors experienced losses over the past year, in USD terms. The insurance sector (-0.31% in USD) did not keep up with the broad financials sector as it suffered mainly from weak performance of Zurich Insurance as unsolved strategic and profitability issues hurt the company, and might have led to the departure of the CEO on December 1, 2015. The industrial goods sector (-2.40% in USD) was dragged down by stocks that derive

THE SWISS HELVETIA FUND, INC.

revenues from the oil industry, such as ABB, Sulzer and Burckhardt, or those with a high proportion of sales from emerging markets such as DKSH, OC Oerlikon, Panalpina and SFS. Meanwhile the construction and materials sector (-9.63% in USD) was pulled down by cement producer LafargeHolcim. Personal goods (-17.64% in USD) was the worst larger sector, due mainly to reflected price declines by Richemont and Swatch, which suffered on growth concerns in China, a large market for these businesses.

Performance

In comparing the Fund’s NAV return of 2.96% with the performance of the Index of 2.58%, there has been a significant positive impact from stock selection within listed stocks. However, further negative revaluations of the private equity holdings, which Schroders inherited from the Fund’s former adviser, were almost entirely offsetting. By nature, these securities have no open market in which they can be traded. Efforts to liquidate them were undertaken in 2014 and 2015, but those opportunities did not pan out (with one recent exception). Since assuming management of the Fund on July 1, 2014, the aggregate performance impact from private equity holdings has been significantly negative. However, with Kuros Biosurgery AG, at least and at last, there has been one successful counterexample: the Fund materially increased its holding in

August 2015 in connection with a financing round. In December, Kuros announced merger plans with Swiss stock-listed Cytos Biotechnology AG. This merger was completed in January 2016, and we have been able to liquidate a portion of the Fund’s holding in the merged company at a substantial increase to the Fund’s last valuation of Kuros.

When looking at the Fund’s listed stocks, performance benefited in absolute USD terms from some of its larger positions, i.e., Roche, Lindt & Sprüngli, Syngenta, Logitech and Tecan. Some smaller holdings also were helpful for absolute performance: Aryzta, EFG International, gategroup, Helvetia, Leonteq, Lonza and VZ Holding. These stocks also contributed positively to performance compared against the return of the Index. Furthermore, it was positive for relative performance that we had an underweight in Novartis as well as a zero weight in the following large cap SMI members: ABB, LafargeHolcim, Zurich Insurance and Transocean.

Negative contribution was experienced from Swatch, Burckhardt Compression, Sunrise, Sonova, OC Oerlikon and Bucher. These stocks also contributed negatively against the return of the SPI on a relative basis. In addition, the Fund’s relative performance was also negatively impacted by not owning positions in Swiss Re and Galenica.

THE SWISS HELVETIA FUND, INC.

Source: Schroders, Factset, as of December 31, 2015. The percentage of the market value of the stocks shown above varied over the course of the year, which would have resulted in varying contributions to total return. Certain holdings may not have been held by the Fund as of December 31, 2015.

Private Equity Investments

As previously stated, the overall value of the Fund’s private equity investments declined, as there were negative developments that affected their fair value and several companies conducted additional financing rounds. The limited partnership Zurmont Madison Private Equity LP distributed the proceeds of two more divestments for a total value of US $4,722,446. However, the effect of the action of the SNB on January 15, 2015 had a more negative impact on Zurmont’s remaining portfolio companies than their listed counterparts. This resulted in a devaluation of the carrying values for these holdings. There was also a negative adjustment to the valuation of the limited partnership Aravis Biotech II, which sold one holding for a price materially below its previous value estimated by Aravis’ management. The Fund also reduced its fair valuation of Kuros, Novimmune and Selfrag, in part, due to the dilutive effect of additional financing rounds.

THE SWISS HELVETIA FUND, INC.

The Fund did not participate in the Novimmune or Selfrag financings. The Fund did, however, participate in the Kuros financing and subscribed for an amount approximately three times the fair value of the original holding at the time of the financing. This was a deliberative decision, following an extensive due diligence process. We also lowered the fair value for Ixodes, based on updated information and management forecasts.

Portfolio changes

Despite changes to the number of holdings from last year, the Fund’s portfolio turnover as a percentage of its total net assets was lower than the Fund’s average turnover ratio during the preceding years covered in the Fund’s financial statements. In total there were 20 purchases and 17 sales of listed equities on a net basis during the year. As of December 31, 2015, there are 37 listed companies held by the Fund and six direct investments into privately-held companies, plus two participations held in private equity limited partnerships.

In 2015, we added Airopack, Cembra Money Bank, SFS Group, gategroup, Sunrise Communications, among others, as new investments for the Fund.

Airopack is a small company with a focus on innovative packaging and dispenser solutions, including dispensing technology driven by air pressure without the need for chemical propellants. Its largest client is

Procter & Gamble, which is offering under the Gillette brand the first products (razor gel) with the dispenser solution of Airopack.

We added Cembra Money Bank, the leader in personal loans and a top-three in car financing in Switzerland. Cembra is a good example of what we seek through our investment style: an extremely solid balance sheet with a tier 1 capital ratio of about 19%, well in excess of the regulatory requirement. We believe its valuation is attractive when looking at its Price-to-Earnings (“P/E”) ratio and dividend yield. Management has a strong cost-management focus. This is also the reason why we are confident that Cembra can very substantially mitigate the impact of the lowering of the maximum interest rate that is allowed to be charged on consumer loans. The decision of the Swiss government did not come unexpectedly and provided a buying opportunity.

Travel and leisure company gategroup is an independent provider of products and services for on-board airline passengers. We had several meetings with the company’s chairman and management, as well as with an activist shareholder. We gained confidence that the operational underperformance of the business would be addressed, with the first result having been realized in the second half of 2015.

SFS Group has a high-quality business for niche fasteners and its business model allows for high margins and high free cash flows. We used the steady decline in the

THE SWISS HELVETIA FUND, INC.

New Investments by the Fund

Adecco SA

Airopack Technology Group AG

Aryzta AG

Cembra Money Bank AG

Forbo Holding AG

gategroup Holding AG

SFS Group AG

Sunrise Communications Group AG

Additions to Existing Investments

Compagnie Financiere Richemont SA

Credit Suisse Group AG

DKSH Holding AG

Dufry AG

Feintool International Holding AG

GAM Holding AG

Implenia AG

Logitech International SA

Nestlé SA

OC Oerlikon Corp. AG

Swatch Group AG

UBS Group AG

Positions Entirely Disposed of

Banque Cantonale Vaudoise

Clariant AG

EFG International AG

Sika AG

Reductions in Existing Investments

Actelion Ltd.

Basilea Pharmaceutica AG

Bucher Industries AG

Burckhardt Compression Holding AG

Evolva Holding SA

Helvetia Holding AG

Leonteq AG

Lindt & Sprüngli AG

Lonza Group AG

Swiss Life Holding AG

Syngenta AG

Tecan Group AG

VZ Holding AG

share price of SFS Group during the third quarter of 2015 to buy a position later in the year as we believed the valuation became attractive for such a high-quality asset.

Sunrise Communications is the second largest telecommunication company in Switzerland, its sole country of activity, which is largely concentrated among the top four players and is an attractive asset with high brand loyalty. We decided to participate in the company’s IPO as we liked the stable nature of the business, and it was priced at a discount to Swisscom, the incumbent industry leader.

Four positions were fully liquidated by the Fund: Sika, EFG International, Banque Cantonale Vaudoise and Clariant.

In the first quarter of 2015, we sold our position in Sika. While the stock had performed well since our acquisition, we sold our position after evaluating the potential impact of an ongoing legal dispute involving the company’s founding family.

We sold EFG International and Banque Cantonale Vaudoise, as the stocks reached our price targets and we saw what we believed to be limited upside potential.

THE SWISS HELVETIA FUND, INC.

We substantially reduced Clariant when take-over rumors propelled it to levels closer to its fair value. The remaining small position was sold in December, as we needed to increase cash for the Fund’s distribution to stockholders.

The increases and decreases of existing positions were in response to the relatively high volatility of individual stock prices, which lead to greater or smaller upside to our fair value estimates, respectively, which triggered portfolio adjustments.

Outlook

Global economic outlook

Market expectations of global output in 2015 were revised downwards in the course of the year and stand now at 2.5%, after growth of 2.7% in 2014. We expected such a deteriorating growth pattern, as we deemed forecasts at the beginning of 2015 as too high. For 2016, we expect a broadly unchanged environment with global growth again at approximately 2.6%. This is below consensus expectations of 2.8%. The IMF even expects a growth rate in 2016 of 3.6%, which seems to be far too optimistic in our view.

We still assume that the increasingly deteriorating growth prospects of developing economies can be partly compensated by a better performance in the developed world. Growth in the emerging economies has disappointed for some time already. Tighter US monetary policy weighs on activity and commodity weakness will continue to hinder producing economies. Concerns over China’s growth persist. It was generally assumed that Chinese growth hovers around 7% but recent actions of the Bank of China are indicating that growth in reality is lower. For 2016, China is expected to grow at 6.5%.

Growth prospects in the developed economies in Europe and North America are intact as these regions benefit from low energy prices and interest rates. The US Fed is expected to look through the low headline CPI inflation and focus on a firmer core rate and tightening labor market. We expect the impact of this tightening on the real US economy to be very limited.

The Eurozone additionally benefits from a weak euro. However, we do not foresee acceleration in Europe as tailwinds fade and the external environment drags on growth. Inflation should turn positive again in 2016 and rise modestly into 2017. The ECB is expected to keep rates on hold and to continue quantitative easing through to March 2017.

Swiss economic outlook

In Switzerland, the decision by the SNB to abandon the floor for the exchange rate against the euro of 1.20 had initially created a lot of uncertainty about its effect on economic growth. It has now become more visible that the impact is less severe than initially feared as GDP was expected to grow at a respectable 0.8% in 2015. For 2016, the KOF Economic Institute of the Swiss Federal Institute of Technology in Zurich expects a slight

THE SWISS HELVETIA FUND, INC.

acceleration to 1.1%. The Swiss State Secretariat for Economic Affairs (“SECO”) is more optimistic with a growth assumption of 1.5%. Overall, the economic environment in Switzerland can be characterized as stable but fragile. Stable because the impact from the Swiss franc appreciation has not been as significant as initially feared. Reasons behind this are the high flexibility of Swiss listed companies to adapt quickly to a new reality, but also a slight recovery of the euro and especially the US dollar against the Swiss franc during the course of the year. However, the situation is fragile, as uncertainty remains high: this is in part because of the global economy, which for an exporting nation such as Switzerland plays an important role and also because of further potential currency appreciation against the euro, as the ECB has embarked on a massive quantitative easing program, whose end date is not yet foreseeable.

Investment view

The overall little-changed economic activity should provide a stable backdrop for corporate profits—the main driver of stock prices in the long run. Also, the monetary environment should facilitate continued liquidity flows into equity markets. Despite this, we do currently believe there are also dangers that somewhat dampen our positive outlook for equity prices. Many European stock markets are near all-time highs primarily as a consequence of expanding P/E multiples and the thinking among investors that there is no alternative to equities. The correction in the first few weeks of January has not changed our cautiously optimistic view on equity markets. We are of the view that the world is not braced for a “Japanese” experience of deflation and stagnation, and therefore see equities as the best placed asset class. However, given the quite elevated current level of stock prices and expensive valuation metrics, such as P/E, we expect stock volatility to increase and setbacks to last longer than those experienced during the past four years. This offers us, as active, price conscious investors, opportunities to add or increase positions in stocks that have unduly corrected and are still attractive from a long-term perspective, something we have been doing consistently since we took over the Fund’s management in 2014.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — 96.50%

Banks — 8.64%

57,078	Cembra Money Bank AG1	$3,672,151	1.07%
	Provides financial services. The company’s services include personal loans, vehicle financing, credit cards, and savings and insurance services. (Cost $3,438,789)

505,384	Credit Suisse Group AG1	10,950,828	3.18%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $11,933,459)

775,000	UBS Group AG	15,112,887	4.39%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $13,528,826)

		29,735,866	8.64%

Biotechnology — 4.54%

37,500	Actelion, Ltd.[1]	5,229,770	1.52%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $1,623,084)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

40,000	Basilea Pharmaceutica AG1	$3,848,152	1.12%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $2,929,973)

1,543,750	Evolva Holding SA1	1,773,539	0.51%
	Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $1,265,410)

20,400	Lonza Group AG1	3,323,916	0.97%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $1,727,871)

3,029	NovImmune SA1,2	1,461,546	0.42%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		15,636,923	4.54%

Chemicals — 3.30%

29,000	Syngenta AG	11,365,335	3.30%
	Produces herbicides, insecticides, fungicides, and seeds for field crops, vegetables, and flowers. (Cost $9,233,426)

		11,365,335	3.30%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Construction & Materials — 4.67%

3,375	Belimo Holding AG	$8,260,489	2.40%
	Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $7,119,603)

1,000	Forbo Holding AG1	1,180,819	0.34%
	Produces floor coverings, adhesives, and belts for conveying and power transmission. (Cost $1,157,020)

130,000	Implenia AG	6,636,364	1.93%
Provides construction, civil and underground engineering services. Implenia’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $7,792,800)

		16,077,672	4.67%

Financial Services — 3.00%

275,000	GAM Holding AG1	4,587,912	1.33%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $4,731,402)

No. of Shares	Security	Fair Value	Percent of Net Assets

Financial Services — (continued)

11,000	Leonteq AG1	$1,598,901	0.47%
	A technology and service platform with a leading position in structured investment products in Switzerland. (Cost $1,651,461)

14,000	VZ Holding AG	4,132,867	1.20%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $2,298,277)

		10,319,680	3.00%

Food & Beverage — 17.51%

52,055	Aryzta AG1	2,652,153	0.77%
A global food business with a leadership position in frozen bakery, par-baked artisan breads as well as a wide range of specialty bakery products. Aryzta’s food offerings include artisan breads, buns and rolls, muffins, frozen cookie dough, laminated dough, donuts, continental pastries, sweet and savoury reception goods and a variety of savoury pizzas and tarts.
	(Cost $2,517,287)

215	Lindt & Sprüngli AG	16,027,273	4.66%
	Major manufacturer of premium Swiss chocolates. (Cost $4,112,291)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Food & Beverage — (continued)

558,143	Nestlé SA	$41,567,992	12.08%
	One of the world’s largest food and beverage processing companies. (Cost $11,614,346)

		60,247,418	17.51%

Industrial Goods & Services — 9.19%

46,000	Adecco SA1	3,166,234	0.92%
	Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $3,500,317)

32,000	Bucher Industries AG	7,234,365	2.10%
	Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $10,034,206)

25,000	Burckhardt Compression Holding AG	7,692,308	2.24%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $7,425,951)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

77,000	DKSH Holding AG1	$4,873,077	1.42%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $5,525,266)

45,000	Feintool International Holding AG1	3,960,539	1.15%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $4,049,292)

301,000	OC Oerlikon Corp. AG1	2,691,259	0.78%
Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.
	(Cost $3,597,167)

28,500	SFS Group AG1	1,993,007	0.58%
Provides automotive products, building and electronic components, flat roofing, and solar fastening systems. The Company operates production facilities in Asia, Europe and North America.
	(Cost $1,849,976)

		31,610,789	9.19%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Insurance — 2.67%

5,500	Helvetia Holding AG	$3,109,890	0.90%
	Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $2,505,562)

22,450	Swiss Life Holding AG1	6,084,601	1.77%
	Provides life insurance and institutional investment management. (Cost $5,184,471)

		9,194,491	2.67%

Medical Equipment — 4.46%

168,000	Kuros Biosurgery AG1,2	298,741	0.09%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

56,000	Sonova Holding AG	7,121,678	2.07%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $8,573,645)

3,731	Spineart SA1,2	1,243,605	0.36%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,328)

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Equipment — (continued)

41,000	Tecan Group AG	$6,672,228	1.94%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $3,806,154)

		15,336,252	4.46%

Personal & Household Goods — 6.06%

164,000	Compagnie Financiere Richemont SA	11,812,587	3.43%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $11,938,247)

133,000	Swatch Group AG	9,034,965	2.63%
	Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $11,939,430)

		20,847,552	6.06%

Pharmaceuticals — 25.51%[4]

530,000	Novartis AG	45,958,042	13.35%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,426,546)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Pharmaceuticals — (continued)

151,500	Roche Holding AG	$41,832,767	12.16%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases, and for other areas including dermatology and oncology.
	(Cost $8,841,736)

		87,790,809	25.51%

Retail — 1.19%

34,125	Dufry AG1	4,090,909	1.19%
	Operates duty-free shops in countries such as France, Italy, Mexico, Russia, Singapore, the United Arab Emirates and the United States. (Cost $4,944,396)

		4,090,909	1.19%

Technology — 3.07%

170,000	Airopack Technology Group AG1	2,097,403	0.61%
Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging (PET).
	(Cost $1,796,441)

No. of Shares	Security	Fair Value	Percent of Net Assets

Technology — (continued)

550,000	Logitech International SA	$8,461,538	2.46%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking, and audio and video communication.
	(Cost $7,355,580)

		10,558,941	3.07%

Telecommunications — 1.35%

79,000	Sunrise Communications Group AG1	4,664,236	1.35%
Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.
	(Cost $5,795,141)

		4,664,236	1.35%

Travel & Leisure — 1.34%

104,400	gategroup Holding AG1	4,599,441	1.34%
Provides a wide range of services for airlines. The company specializes in catering and hospitality, provisioning and logistics, and onboard solutions to companies that serve people on the move. The company’s other customers include railroads and hotels.
	(Cost $3,368,255)

		4,599,441	1.34%

	Total Common Stock (Cost $217,824,180)	332,076,314	96.50%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stock — 0.98%

Biotechnology — 0.57%

8,400	Ixodes AG, Series B1,2,3	$427,804	0.13%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B1,2	1,525,721	0.44%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		1,953,525	0.57%

Industrial Goods & Services — 0.09%

500,863	SelFrag AG Class A1,2	315,228	0.09%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		315,228	0.09%

Medical Equipment — 0.32%

83,611	EyeSense AG, Series A Preferred[1,2]	193,784	0.06%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Equipment — (continued)

379,747	Kuros Biosurgery AG1,2	$899,101	0.26%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $930,329)

		1,092,885	0.32%

	Total Preferred Stock (Cost $10,184,024)	3,361,638	0.98%

Private Equity Limited Partnerships — 1.97%

Biotechnology — 0.41%

	Aravis Biotech II, Limited Partnership[1,2,3] (Cost $2,992,745)	1,406,802	0.41%

Diversified Industries — 1.56%

	Zurmont Madison Private Equity, Limited Partnership[2,3] (Cost $8,760,995)	5,395,794	1.56%

	Total Private Equity Limited Partnerships (Cost $11,753,740)	6,802,596	1.97%

	Total Investments* (Cost $239,761,944)	342,240,548	99.45%

	Other Assets Less Other Liabilities, net	1,891,043	0.55%

	Net Assets	$344,131,591	100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2015

[1]	Non-income producing security.
[2]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $13,168,126 or 3.8% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – December 16, 2015	$2,992,745
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
Kuros Biosurgery AG – Preferred Shares	August 3, 2015	930,329
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328
Zurmont Madison Private Equity, Limited Partnership	February 28, 2008 – October 26, 2015	8,760,995

		$28,628,840

[3]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/14	Gross Additions	Gross Reductions	Fair Value as of 12/31/15
Aravis Biotech II, Limited Partnership	$1,984,736	$134,876	$—	$1,406,802
Ixodes AG – Preferred Shares B	683,480	—	—	427,804
Zurmont Madison Private Equity, Limited Partnership	12,978,154	441,228	(4,722,446)	5,395,794

	$15,646,370	$576,104	$(4,722,446)	$7,230,400

[4]

The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of December 31, 2015, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in the industry until such time that the percentage of the Fund’s total assets invested in that industry is below 25%.

*	Cost for Federal income tax purposes is $240,030,260 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$131,301,910
Gross Unrealized Depreciation	(29,091,622)

Net Unrealized Appreciation (Depreciation)	$102,210,288

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (concluded)	December 31, 2015

PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2015
Common Stock
Pharmaceuticals	25.51%
Food & Beverage	17.51%
Industrial Goods & Services	9.19%
Banks	8.64%
Personal & Household Goods	6.06%
Construction & Materials	4.67%
Biotechnology	4.54%
Medical Equipment	4.46%
Chemicals	3.30%
Technology	3.07%
Financial Services	3.00%
Insurance	2.67%
Telecommunications	1.35%
Travel & Leisure	1.34%
Retail	1.19%
Preferred Stock
Biotechnology	0.57%
Medical Equipment	0.32%
Industrial Goods & Services	0.09%
Private Equity Limited Partnerships
Diversified Industries	1.56%
Biotechnology	0.41%
Other Assets Less Other Liabilities, net	0.55%

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2015
Novartis AG	13.35%
Roche Holding AG	12.16%
Nestlé SA	12.08%
Lindt & Sprüngli AG	4.66%
UBS Group AG	4.39%
Compagnie Financiere Richemont SA	3.43%
Syngenta AG	3.30%
Credit Suisse Group AG	3.18%
Swatch Group AG	2.63%
Logitech International SA	2.46%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2015

Assets:
Unaffiliated investments, at value (cost $225,756,062)	$335,010,148
Affiliated investments, at value (cost $14,005,882)	7,230,400

Total Investments, at value (cost $239,761,944)	342,240,548

Cash	12,542,299
Foreign currency (cost $852,900)	843,794
Tax reclaims receivable	1,270,353
Prepaid expenses	56,437

Total assets	356,953,431

Liabilities:
Income and capital gains distributions payable	12,254,740
Advisory fees payable	199,034
Payable for securities purchased	73,052
Directors’ fees payable	16,225
Other fees and expenses payable	278,789

Total liabilities	12,821,840

Net assets	$344,131,591

Composition of Net Assets:
Paid-in capital	237,400,177
Accumulated undistributed net investment income	1,348,121
Accumulated net realized gain from investments and foreign currency transactions	2,967,633
Net unrealized appreciation on investments, foreign currency, and foreign currency translations	102,415,660

Net assets	$344,131,591

Net Asset Value Per Share:
($344,131,591 ÷ 27,978,858 shares outstanding, $0.001 par value: 50 million shares authorized)	$12.30	(a)

(a)

The net asset value per share (“NAV”) for financial reporting purposes, $12.30, differs from the NAV reported on December 31, 2015, $12.33, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2015

Investment Income:
Dividends (less of foreign tax withheld of $1,063,530)	$7,227,439

Total income	7,227,439

Expenses:
Investment advisory fees (Note 2)	2,435,648
Administration fees (Note 3)	323,590
Directors’ fees and expenses	554,558
Professional fees (Note 3)	409,413
Printing and shareholder reports	110,476
Insurance fees	109,616
Delaware franchise tax fees	90,000
Custody fees (Note 3)	71,076
Transfer agency fees (Note 3)	34,897
Compliance services fees	25,644
Miscellaneous expenses	80,708

Total expenses	4,245,626

Net investment Income	2,981,813

Realized and Unrealized Gains (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments in unaffiliated issuers	15,807,836
Investments in affiliated issuers	11,376
Foreign currency transactions	(173,754)

Total net realized gain (loss) from unaffiliated and affiliated issuers and foreign currency transactions	15,645,458

Net change in unrealized appreciation (depreciation) from:
Investments in unaffiliated issuers	(7,262,670)
Investments in affiliated issuers	(3,186,773)
Foreign currency and foreign currency translations	3,275

Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	(10,446,168)

Net Realized and Unrealized Gain on Investments and Foreign Currency	5,199,290

Net Increase in Net Assets from Operations	$8,181,103

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,981,813	$2,226,309
Total net realized gain (loss) from unaffiliated and affiliated issuers and foreign currency transactions	15,645,458	63,269,800
Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	(10,446,168)	(75,130,336)

Net increase (decrease) in net assets from operations	8,181,103	(9,634,227)

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	(951,145)	(1,062,296)
Net realized capital gain	(18,876,906)	(62,263,544)

Total distributions to stockholders	(19,828,051)	(63,325,840)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	15,770,613	9,900,158
Value of shares repurchased through stock repurchase program (Note 6)	(448,965)	—
Value of shares repurchased through tender offer (Note 7)	—	(68,371,636)

Total increase (decrease) from capital share transactions	15,321,648	(58,471,478)

Total increase (decrease) in net assets	3,674,700	(131,431,545)

Net Assets:
Beginning of year	340,456,891	471,888,436

End of year (including accumulated net investment income(loss) of $1,348,121 and $(486,424), respectively)	$344,131,591	$340,456,891

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at the beginning of the year	$12.78	$15.46	$12.99	$11.54	$15.42

Income from Investment Operations:
Net investment income[1]	0.11	0.08	0.08	0.16	0.17
Net realized and unrealized gain (loss) on investments[2]	0.12	(0.40)	3.45	1.42	(2.04)

Total from investment activities	0.23	(0.32)	3.53	1.58	(1.87)

Gain from capital share repurchases	—	—	0.03	—	0.02
Gain from tender offer	—	0.05	—	—	0.02
Capital change resulting from the issuance of fund shares	—	(0.03)	—	(0.06)	(0.07)

Less Distributions:
Dividends from investment income and net realized gains from foreign currency transactions	(0.03)	(0.04)	(0.07)	(0.06)	(0.18)
Distributions from net realized capital gains	(0.68)	(2.34)	(1.02)	(0.01)	(1.80)

Total distributions	(0.71)	(2.38)	(1.09)	(0.07)	(1.98)

Net asset value at end of year	$12.30 [3]	$12.78 [4]	$15.46 [5]	$12.99	$11.54

Market value per share at the end of year	$10.56	$11.14	$13.95	$11.29	$9.95

Total Investment Return:[6]
Based on market value per share	1.41%	(3.66)%	33.10%	14.17%	(13.03)%
Based on net asset value per share	2.96%	(0.27)%[4]	28.18%[5]	13.26%	(11.43)%
Ratios to Average Net Assets:
Net expenses	1.15%	1.41%	1.30%	1.44%	1.32%
Gross expenses	1.15%	1.41%	1.30%	1.44%	1.33%[7]
Net investment income	0.81%	0.52%	0.57%	1.32%	1.19%
Supplemental Data:
Net assets at end of year (000’s)	$344,132	$340,457	$471,888	$402,280	$343,864
Average net assets during the year (000’s)	$368,969	$426,661	$456,196	$376,713	$439,369
Portfolio turnover rate	23%	48%	45%	61%	55%

[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain and losses.
[3]

The net asset value per share (“NAV”) for financial reporting purposes, $12.30, differs from the NAV reported on December 31, 2015, $12.33, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[4]

The NAV for financial reporting purposes, $12.78, differs from the NAV reported on December 31, 2014, $12.82, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[5]

The NAV for financial reporting purposes, $15.46, differs from the NAV reported on December 31, 2013, $15.39, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[6]	Total investment return based on market value differs from total investment return based on net assets value due to changes in the relationship between the Fund’s market price and its NAV per share.
[7]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $13,168,126, or 3.8% of the Fund’s net assets at December 31, 2015, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities*
Common Stock	$329,072,422	$—	$3,003,892	$332,076,314
Preferred Stock	—	—	3,361,638	3,361,638
Private Equity Limited Partnerships	—	—	6,802,596	6,802,596

Total Investments in Securities	$329,072,422	$—	$13,168,126	$342,240,548

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in its two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at December 31, 2015	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Biotechnology
Novlmmune SA—Common Shares	$1,461,546	Market approach	Recent round of financing	N/A
Novlmmune SA—Preferred Shares	1,525,721	Market approach	Recent round of financing	N/A
Ixodes AG—Preferred Shares	427,804	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG, Class A—Preferred Shares	315,228	Market approach	Recent round of financing	N/A
Medical Equipment
Kuros Biosurgery AG—Common Shares	298,741	Market approach	Proposed round of financing	N/A
Kuros Biosurgery AG— Preferred Shares	899,101	Market approach	Subscription price	N/A
EyeSense AG—Preferred Shares	193,784	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,243,605	Market approach	Peer group revenue multiples	3.0x-4.0x
Private Equity Limited Partnerships
Biotechnology
Aravis Biotech II—Limited Partnership	1,406,802	NAV as a practical expedient	N/A	N/A
Diversified Industries
Zurmont Madison Private Equity, Limited Partnership	5,395,794	NAV as a practical expedient	N/A	N/A
Total	$13,168,126

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the year ended December 31, 2015.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2014	$4,082,631	$3,084,987	$14,962,890	$22,130,508
Change in Unrealized Appreciation/Depreciation*	(1,078,739)	(653,678)	(4,334,028)	(6,066,445)
Net Realized Gain (Loss)	—	—	320,077	320,077
Gross Purchases**	—	930,329	576,103	1,506,432
Gross Sales**	—	—	(4,722,446)	(4,722,446)

Balance as of December 31, 2015	$3,003,892	$3,361,638	$6,802,596	$13,168,126

*	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on December 31, 2015.

**	For private equity limited partnership investments, Gross Purchases represents contributions of capital and Gross Sales represents capital distributions.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 49.5% of the advisory fee paid by the Fund to SIMNA.

Prior to July 1, 2014, Hottinger Capital Corp. (“HCC”) served as the Fund’s investment adviser. Under that agreement, the Fund paid HCC an annual advisory fee based on its month-end assets which accrued daily and was calculated and paid monthly at the

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $200 million and 0.45% of such assets in excess of $800 million.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $40,576 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $54,140 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $46,420. In addition, the Fund pays each Non-Interested Director $1,300 for each Board meeting attended and pays each Non-Interested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund.

Note 3—Other Service Providers

American Stock Transfer & Trust Company is the Fund’s transfer agent. Effective October 1, 2015, JPMorgan Chase Bank, N.A. serves as the Fund’s custodian and also provides certain administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly. Prior to October 1, 2015, Citi Fund Services Ohio, Inc. provided custodian, administration and portfolio accounting services to the Fund.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel and legal counsel to the Fund’s Non-Interested Directors as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Dividends Reinvested	1,370,659	$15,770,613	697,628	$9,900,158
Repurchased through Stock Repurchase Program (Note 6)	(39,817)	(448,965)	—	—
Repurchased from Tender Offer	—	—	(4,579,480)	(68,371,636)

Net Increase/(Decrease)	1,330,842	$15,321,648	(3,881,852)	$(58,471,478)

Note 5—Federal Income Tax and Investment Transactions

As of December 31, 2015, accumulated net investment income and accumulated net realized gain from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency transactions, partnerships and dividend re-designations.

The following reclassification was the result of currency reclassifications, partnerships and dividend re-designations and has no impact on the net assets of the Fund.

Accumulated Net Investment Income	$(196,123)
Accumulated Net Realized Gain	196,124

Paid-in Capital	$(1)

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The tax character of distributions paid during 2015 and 2014 were as follows:

	2015	2014
Ordinary Income	$2,788,786	$4,833,445
Long-Term Capital Gains	17,039,265	58,492,395

Total	$19,828,051	$63,325,840

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had $1,115,465 of short-term deferred post-October 2015 capital and currency losses which will be treated as arising on the first business day following the fiscal year ended December 31, 2015.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$626,238
Undistributed Long-Term Capital Gains	5,073,297
Current Late-Year Loss Deferral	(1,115,465)
Unrealized Appreciation	102,147,344

Total	$106,731,414

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended December 31, 2015 were $84,713,562 and $80,065,102, respectively.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2015:

	Record Date	Payable Date	Amount
Ordinary Income	7/06/15	7/31/15	$0.001
	12/22/15	1/26/16	0.033

Short-Term Capital Gains	7/06/15	7/31/15	0.066

Long-Term Capital Gains	7/06/15	7/31/15	0.205
	12/22/15	1/26/16	0.405

Total Distributions			$0.710

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

On March 17, 2015, the Fund announced a stock repurchase program effective for 2015. Under the program, the Fund was authorized to make open-market repurchases of its common stock of up to 500,000 shares. During the year ended December 31,

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

2015, the Fund repurchased and retired 39,817 shares at an average price of $11.27 per share (including brokerage commissions) and at a weighted average discount of 13.7%. These repurchases had a total cost of $448,965 (including brokerage commissions). This difference between the Fund’s NAV and the price of the repurchases resulted in an increase to the Fund’s NAV of less than $0.01 per share.

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Note 7—Tender Offer

On December 3, 2013, the Fund announced a one-time tender offer program (the “Program”), which was approved by the Fund’s Board. Commencing on January 10, 2014, the Fund conducted a tender offer (the “Offer”) to its stockholders in accordance with the Program. Pursuant to the Offer, the Fund offered to purchase up to 15% of its issued and outstanding shares of common stock at a price equal to 95% of its NAV per share, as determined by the Fund on February 12, 2014. The Offer terminated on February 11, 2014.

Approximately 19,260,691 shares of the Fund’s common stock, or approximately 63% of the Fund’s issued and outstanding common stock, were tendered in the Offer. As a result, the Offer was oversubscribed and, pursuant to the terms of the Offer, not all of the shares that were tendered were accepted for payment by the Fund. Under the final proration calculation, approximately 23.8% of the Fund’s shares that were tendered were accepted for payment. The Fund repurchased and retired $4,579,480 shares at a price of $14.93 per share, resulting in an aggregate repurchase price of $68,371,636. This difference between the Fund’s NAV and the repurchase price resulted in a gain to the Fund of $1,511,228, or a $ 0.05 increase to the Fund’s NAV per share.

Note 8—Capital Commitments

As of December 31, 2015, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,246,753	$187,987
Zurmont Madison Private Equity, Limited Partnership	13,986,014	4,059,734	(b)

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 188,175 and 4,063,794 Swiss francs, respectively. The Swiss franc/U.S. dollar exchange rate as of December 31, 2015 was used for conversion and equaled 1.0010 at that date.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

(b)	Although the Fund’s unfunded commitment amount generally cannot be used to fund new investments, the Fund may be required to make payments to the partnership up to the amount of the Fund’s unfunded commitment for purposes of, among other things, meeting ongoing partnership expenses and obligations, the general partner’s profit share, and other costs related to the partnership’s portfolio investments, and, to a limited extent, to make certain follow-on investments.

Note 9—New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07: Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). ASU

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the impact ASU 2015-07 will have on the Fund’s financial statement disclosures.

Note 10—Subsequent Events

Management has evaluated subsequent events through the date financial statements were issued. Based on the evaluation, no adjustments were required to the financial statements as of December 31, 2015, but there are several items that merit additional disclosure:

On January 20, 2016, Kuros Biosurgery AG completed a previously announced combination with Cytos Biotechnology AG, forming a new company, Kuros Biosciences AG, the shares of which trade under the symbol KURN SW. As a result of this corporate action, the Fund received common shares of Kuros Biosciences in exchange for both its common and preferred shares held of Kuros Biosurgery. As of close of business on January 20, 2016, the date when holders of Kuros Biosurgery received shares of Kuros Biosciences and when such shares could first be traded, the value of the Kuros Biosciences shares received exceeded the value of the Kuros Biosurgery shares previously held. The net change to the Fund as a result of this increase as of the close of business on January 20, 2016, the date on which Kuros Biosurgery’s combination with Cytos Biotechnology was completed, was approximately 0.96% of the Fund’s net assets, or approximately $0.11 per share.

On February 2, 2016, the Fund received its quarterly report from Aravis Biotech II, LP, a private equity limited partnership in which the Fund has an investment. At that time Aravis informed its partners that a company in which Aravis had invested, Biotie Therapies, had announced that it was the recipient of a tender offer from Acorda Therapeutics (NASDAQ: ACC) which Biotie proposed to accept. The result of this proposed transaction may result in an increase in the Fund’s valuation of its holding in Aravis.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Swiss Helvetia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments by industry, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United

States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2105 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights presented for each of the three years in the period ended December 31, 2013 were audited by another independent registered public accounting firm whose report dated February 28, 2014 expressed an unqualified opinion on the financial highlights.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2016

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”), respectively. The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Tax Information for the Year Ended December 31, 2015

Distributions

The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income. The Fund’s distributions to stockholders of long-term capital gains included $17,039,265 in connection with the distributions paid July 31, 2015 and January 26, 2016 to stockholders of record on July 6, 2015 and December 22, 2015, respectively.

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2015, were $0.29 and $0.04 per share, respectively.

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Amendment to Sub-Advisory Agreement (Unaudited)

At an in-person meeting held on September 29, 2015, all of the members of the Fund’s Board of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Non-Interested Directors”), constituting a majority of the Fund’s Board of Directors, voted to approve an amendment to the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Ltd. (“SIMNA Ltd.”) with respect to the Fund. In approving the amendment to the Sub-Advisory Agreement, the Non-Interested Directors considered all factors that they considered relevant, including the specific factors described below. The Non-Interested Directors did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors.

The Directors noted that management was proposing that the sub-advisory fee paid by SIMNA to SIMNA Ltd. under the Sub-Advisory Agreement be revised from 40% to 49.5% of the advisory fee paid by the Fund to SIMNA under the Advisory Agreement between SIMNA and the Fund (the “Advisory Agreement”). The Board received a memorandum from SIMNA discussing the rationale for the proposed fee amendment. Management discussed with the Directors the internal transfer pricing policy of Schroders plc and its affiliates (“Schroders”), and among other things, outlines recommended advisory fee sharing rates among SIMNA and its affiliates. Management advised the Directors that Schroders periodically reviews this policy with the assistance of an independent party, and had recently updated cost and fee allocations across the various companies within the Schroders organization, including SIMNA and SIMNA Ltd. The

Directors noted that management was seeking approval of the amendment to the Sub-Advisory Agreement to bring the fee allocation between SIMNA and SIMNA Ltd. under the Sub-Advisory Agreement in line with the updated internal transfer pricing policy that applies to all of their advisory relationships. It was noted that no other changes to the Sub-Advisory Agreement were proposed.

In considering the proposed fee amendment to the Sub-Advisory Agreement, the Directors noted that the advisory fee payable by the Fund to SIMNA under the Advisory Agreement would not change and only the allocation of that fee between SIMNA and SIMNA Ltd. would change. The Directors also considered SIMNA and SIMNA Ltd.’s representation that the proposed fee reallocation would not reduce or otherwise change the nature and quality of services provided to the Fund by SIMNA and SIMNA Ltd. under the Advisory Agreement and Sub-Advisory Agreement, respectively. The Directors agreed that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund as well as with the performance of SIMNA and SIMNA Ltd. They further agreed, based on Schroders’ updated internal transfer pricing policy and the relative responsibilities, costs and risks borne by SIMNA and SIMNA Ltd., that the proposed fee reallocation was not unreasonable.

In light of the limited scope and purpose of the proposed amendment to the Sub-Advisory Agreement, the profitability of SIMNA Ltd. and the potential for realization of economies of scale as the Fund’s assets grow was not a meaningful factor in the Directors’ deliberations. The Directors also did not rely upon comparisons of the services rendered under the Sub-Advisory Agreement or the amount to be paid under the

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Amendment to Sub-Advisory Agreement (Unaudited) (concluded)

Sub-Advisory Agreement with those under other investment advisory contracts between other investment advisers with other registered funds. It was noted that both the Sub-Advisory Agreement and the Advisory Agreement would be considered by the Fund’s Board of Directors in March 2016 in accordance with the terms of those agreements.

Based on the evaluation of these factors, the Board of Directors, including the Non-Interested Directors with the assistance of independent legal counsel, unanimously voted to approve the amendment to the Sub-Advisory Agreement.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2015. Each of the Directors has been determined to be a non-interested Director under the Investment Company Act of 1940, as amended.

Class I Directors (Terms Will Expire in 2016)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Jean-Marc Boillat Age: 73	Director (2005); and Member of the Governance/ Nominating Committee (2005), the Pricing Committee (2009 to 2011; 2012 to 2014) and the Audit Committee (2014)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	3,000 $10,001-$50,000
R. Clark Hooper Age: 69	Director (2007); and Member of the Audit Committee (2007) and the Governance/ Nominating Committee (2007)	President of Dumbarton Group LLC (regulatory consulting) from 2003 to 2007; Various positions, including Executive Vice President of Regulatory Policy and Oversight (2002-2003) and Strategic Programs (1992-2002) of the National Association of Securities Dealers, Inc. (currently, Financial Industry Regulatory Authority, Inc.) from 1972 to 2003	Director (72 funds) and Chair (66 funds) of certain funds in the American Funds fund complex; Director of JP Morgan Value Opportunities Fund from 2005 to 2014; Member of the Executive Committee and Board of Trustees of Hollins University (VA); and Member of the Executive Committee and Board of Trustees of Children’s Hospital of Philadelphia (PA)	1,914 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (continued)

Class II Directors (Terms Will Expire in 2017)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Samuel B. Witt, III, Esq. Age: 80	Director (1987) and Chairman of the Board of Directors (2006 to 2015); and Member of the Governance/ Nominating Committee (2002)	Samuel B. Witt, III, Attorney-at-Law	Trustee of The Williamsburg Investment Trust (11 funds)	8,248 Over $100,000
Claus Helbig Age: 74	Director (2008); Member (2008) and Chair (2013) of the Governance/ Nominating Committee; and Member of the Audit Committee (2009 to 2014) and the Pricing Committee (2009)	Attorney-at-Law; Member of the Supervisory Board of: Audi AG (Ingolstadt) from 1998 to 2008, Bankhaus August Lenz & Co. AG (Munich) (Chairman) since 2002, GLL Real Estate Partners GmbH (Munich) (Chairman) since 2001, and HCM Capital Management AG (Munich) (Vice-Chairman) from 2004 to 2010; Member of the European Advisory Board of Booz Allen Hamilton from 2003 to 2011; Member of the Global Advisory Board of Millennium Associates, Zug/CH from 2007 to 2010; Director of Leo Capital Growth SPC (Ireland) from 2007 to 2015; Director of Societé Horlogère Reconvilier AG, Zug/Suisse since 2011	None	1,000 $10,001-$50,000
Richard Brealey Age: 79	Director (1987 to 1996 and since 2009); Member (2009) and Chair (2012) of the Pricing Committee; and Member of the Governance/ Nominating Committee (2009) and the Audit Committee (2012)	Emeritus Professor London Business School (LBS); Full-time faculty member LBS from 1968 to 1998; Special Advisor to the Governor of the Bank of England 1998-2001	Director of the HSBC Investor Funds from 2004 to 2008	18,405 Over $100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

Class III Directors (Terms Will Expire in 2018)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Brian A. Berris Age: 71	Director (2012) and Chairman of the Board of Directors (2015); Member and Chair of the Audit Committee (2013 to 2015); and Member of the Governance/ Nominating Committee (2012)	Partner, Brown Brothers Harriman & Co. since 1991; Member of the Audit Committee of Brown Brothers Harriman & Co.; Member of the Pension Investment Committee of Brown Brothers Harriman & Co.; Director and Member of the Audit Committee of Brown Brothers Harriman Trust Company (Cayman) Limited from 2007 to 2015	None	10,000 Over $100,000
David R. Bock Age: 72	Director (2010); Member (2012) and Chair (2015) of the Audit Committee; and Member of the Governance/ Nominating Committee (2010) and the Pricing Committee (2010)	Managing Partner, Federal City Capital Advisors since 1997; Interim CEO, Oxford Analytical, January to June 2010; Executive Vice President and Chief Financial Officer of I-trax, Inc. (health care services) from 2004 to 2008; Managing Director of Lehman Brothers from 1992 to 1995; Executive at The World Bank from 1974 to 1992	Director of the Pioneer Funds (53 portfolios) since 2005; Director and Member of the International Advisory Board of Oxford Analytica (political and economic consulting) since 2008; Director of Enterprise Community Investment (private investment company) from 1985 to 2010; Director of New York Mortgage Trust from 2004 to 2008 and since 2012; Director of I-trax, Inc. from 2000 to 2004	5,389 $50,001-$100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited)

The following table sets forth certain information about each person currently serving as an Officer of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2015.

Officers[3],4
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Officer During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Mark A. Hemenetz Age: 59	President and Principal Executive Officer (2014)	Chief Operating Officer—Americas, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC (“SFA”); President and Principal Executive Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
Alan M. Mandel Age: 58	Treasurer and Principal Financial Officer (2014)	Head of Fund Administration, SIMNA; Member of Board of Managers, SFA; Treasurer and Principal Financial and Accounting Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	1,070 $10,001-$50,000
Shanak Patnaik Age: 48	Chief Compliance Officer (2016)	Chief Compliance Officer, SFA, Senior Compliance Manager, SIMNA, Inc. from 2012 to 2016; Independent Consultant from 2009 to 2012	None	None
Abby L. Ingber Age: 53	Chief Legal Officer and Secretary (2014)	Deputy General Counsel and Managing Lawyer, SIMNA; Member of Board of Managers, SFA; Chief Legal Officer and Secretary/Clerk of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
Carin F. Muhlbaum Age: 53	Vice President (2014)	General Counsel, SIMNA; Secretary and General Counsel, SFA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware); formerly, Member of Board of Managers, SFA	None	None
William P. Sauer Age: 52	Vice President (2014)	Head of Investor Services, SIMNA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
David Marshall Age: 44	Assistant Treasurer (2014)	Manager of Fund Administration, SIMNA; Assistant Treasurer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware); formerly, Vice President of Fund Administration, AMG Funds	None	None

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited) (concluded)

Officers[3],4
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Officer During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Angel Lanier Age: 53	Assistant Secretary (2014)	Legal Assistant, SIMNA; Assistant Secretary, Schroder Fund Advisors LLC	None	None
Mark E. Tuttle CIB Global Fund Services, JPMorgan Chase Bank NA, One Beacon St., Boston, MA 02108 Age: 45	Assistant Secretary (2015)	Vice President, JP Morgan Chase Bank, NA	None	None
[1]	The Address for each Director and Officer, unless otherwise noted, is c/o Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, New York 10022.
[2]

All Directors and Officers as a group (16 persons) owned 49,026 shares, which constitutes less than 1.00% of the outstanding Common Stock of the Fund. Share numbers in this Annual Report have been rounded to the nearest whole share.

[3]	Each Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.
[4]

Mr. Patnaik was appointed by the Board of Directors of the Fund, at its meeting held on December 8, 2015, as the new Chief Compliance Officer of the Fund. He commenced serving in such capacity effective January 15, 2016. Stephen DeTore had served as the Chief Compliance Officer of the Fund since July 1, 2014.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown on the following page. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

The stock portion of any dividends or distributions you receive is not subject to the Plan. When the Fund declares dividends or distributions payable either in (i) stock or (ii) stock or cash at the election of the stockholder, you will receive newly issued shares of the Fund (unless you elect to receive your dividend or distribution in cash) on terms and conditions that are otherwise identical to those of the Plan.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number and income

■   account balances and account transactions

■   assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	For inquiries, call (800) 730-2932 or email swzintermediary@schroders.com

Who we are
Who is providing this notice?	■ Schroder Investment Management North America Inc. ■ The Swiss Helvetia Fund, Inc.

What we do
How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

■   open an account and provide account information

■   give us your contact information

■   show your driver’s license or government issued ID

■   enter into an investment advisory contract

■   make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes—information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■   Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Schroders doesn’t jointly market.

THE SWISS HELVETIA FUND, INC.

Independent Directors and Officers

Brian A. Berris

Chairman (Non-executive)

Samuel B. Witt III, Esq.

Director

David R. Bock[1]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey[2,3]

Director

Claus Helbig[4]

Director

R. Clark Hooper[2]

Director

Mark A. Hemenetz

President

Principal Executive Officer

Alan M. Mandel

Treasurer

Principal Financial Officer

Shanak Patnaik

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

Abby L. Ingber

Chief Legal Officer Secretary

David Marshall

Assistant Treasurer

Mark Tuttle

Assistant Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA

Administrator

JPMorgan Chase Bank, N.A.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approx- imately $447 billion in assets under management as of September 30, 2015.

Executive Offices

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end invest- ment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Executive Offices

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

www.swzfund.com

A SWISS INVESTMENTS FUND

WWW.SWZFUND.COM

ANNUAL REPORT

For the Year Ended

December 31, 2015

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer and senior financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Messrs. David R. Bock and Richard A. Brealey, each a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Each of Messrs. Bock and Brealey is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $94,000 in 2014 and $91,600 in 2015.

(b) Audit Related Fees. The aggregated fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant to the Registrant were $19,000 in 2014 and $7,500 in 2015. These services, in accordance with Statement on Auditing Standards No.100, Interim Financial Information, consisted of review of the Fund’s semi-annual reports to shareholders, and, in 2014, of the documentation and fair valuation procedures of the Fund’s privately held investments and private equity partnerships.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant (collectively the “investment adviser”) which were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $6,600 in 2014 and $6,640 in 2015. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees. The principal accountant did not provide any additional products or services to the Registrant in the reporting periods other than the services reported in paragraphs (a) through (c) of this Item, but did receive reimbursement of out of pocket expenses of $0 in 2014 and $1,235 in 2015.

(e) (1) The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit services billed by the principal accountant for services rendered to the Registrant in the reporting periods were $25,600 in 2014 and $15,375 in 2015. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser that were not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment Company Act of 1940:

David R. Bock, Chair

Jean-Marc Boillat

Richard A. Brealey

R. Clark Hooper

Item 6.	Investments.

(a) Not applicable.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Schroder Investment Management North America, Inc. (the “Adviser”), to vote the Registrant’s proxies, upon the instruction of an executive officer of the Registrant, in accordance with Adviser’s proxy voting guidelines and procedures (the “Voting Guidelines”) that provide as follows:

•    The Adviser recommends voting proxies in respect of the Registrant’s securities in the Registrant’s best economic interests and without regard to the interests of the Adviser or any other client of the Adviser.

•    Unless the Adviser’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Adviser recommends voting proxies in a manner consistent with the Voting Guidelines.

•    To avoid material conflicts of interest, the Adviser applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee recommends voting in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Adviser will disclose the conflict and the Committee’s recommendation          of the manner in which to vote to the Registrant’s Audit Committee.

•    The Adviser also may recommend not to vote proxies in respect of securities of any issuer if it determines that it would be in the Registrant’s overall best interests not to vote.

In all instances, the Adviser examines and analyzes the Registrant’s proxies in accordance with the Voting Guidelines. The Adviser then presents its recommendations to an executive officer of the Registrant, who either approves the Adviser’s recommendation or determines if the Registrant will vote its proxy in a different way. The Adviser retains the power to vote the Registrant’s proxies, but will not do so without instruction and approval of an executive officer of the Fund. The Adviser’s Voting Guidelines address how it will recommend voting proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Adviser generally will:

•	support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•	support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

•	oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Schroder Investment Management North America Inc. (“SIMNA”) is investment adviser to the Registrant and Stefan Frischknecht and Daniel Lenz, in association with Schroder Investment Management North America Limited (“SIMNA Limited”), SIMNA’s affiliate, are primarily responsible for the day-to-day management of the Registrant’s portfolio.

Stefan Frischknecht, CFA, Lead Portfolio Manager, is the Head of Equity Fund Management for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 1999 and is currently Fund Manager of the SISF Swiss Equity Opportunities Fund, Schroder Swiss Equity Core Fund and institutional mandates. Prior to Schroders, he worked at ABB Investment Management from 1995 until 1998 as a portfolio manager with additional research responsibility for the European Financial sector. He commenced his investment career in 1994 at the International and Finance Department of Swiss Bank Corporation (now UBS) as a credit analyst He holds a Master of Science of the University of Berne, Switzerland.

Daniel Lenz, CFA, Co-Portfolio Manager, is a Fund Manager for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 2000 and is currently Fund Manager of the SISF Small & Mid Cap Fund, the SISF Swiss Equity Fund, the Schroder European Small & Mid Cap Value Fund and institutional mandates. He began his investment career in 1997 at Credit Suisse as a portfolio manager. He holds a Master of Arts HSG of the University of St. Gallen (HSG), Switzerland.

Other Accounts Managed. The following table shows information regarding other accounts managed by the portfolio managers of the Registrant, as of December 31, 2015:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Stefan Frischknecht
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	2	$93,383,648	1	$60,888,081
Other Accounts	1	$155,207,129	—	$0-
Daniel Lenz
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	3	$695,274,967	2	$101,238,033
Other Accounts	4	$424,489,952	0	$0-

Material Conflicts of Interest. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Registrant and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a fund may be seen itself to constitute a conflict with the interest of the Registrant.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Registrant. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for Portfolio Managers. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Registrant’s portfolio managers are compensated for their services to the Registrant and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated, if any. Performance is evaluated for each quarter, year and since inception of the relevant Fund. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include the Swiss Performance Index in conjunction with the Morningstar peer group.

Ownership of Securities of Registrant. As of the date of this Report, neither Mr. Frischknecht nor Mr. Lenz beneficially owned shares of common stock of the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On March 17, 2015, the Fund announced a stock repurchase program effective for 2015, which was recently extended for 2016. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. As of December 31, 2015, the Fund had repurchased and retired 38,817 shares of its common stock. The principal purpose of the Fund’s stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect on the Fund’s expense ratio. The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable. The table below summarizes the activity for the year ended December 31, 2015.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
01/01/15-01/31/15
02/01/15-02/28/15
03/01/15-03/31/15
04/01/15-04/30/15
05/01/15-05/31/15
06/01/15-06/30/15
07/01/15-07/31/15	1,000	11.87	1,000	499,000
08/01/15-08/31/15	14,000	11.94	14,000	485,000
09/01/15-09/30/15
10/01/15-10/31/15
11/01/15-11/30/15	10,305	10.88	10,305	474,695
12/01/15-12/31/15	14,512	10.89	14,512	460,183
TOTAL	39,817	11.28	39,817	460,183

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to procedures by which shareholders may recommend nominees to the board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) In October 2015, Registrant transitioned to a new administrator and fund accountant, resulting in non-material changes to the registrant’s internal controls. Notwithstanding that, there were no changes to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Swiss Helvetia Fund, Inc.

By (Signature and Title) /s/ Mark A. Hemenetz
Mark A. Hemenetz, Principal Executive Officer

Date March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Mark A. Hemenetz
Mark A. Hemenetz, Principal Executive Officer

Date March 9, 2016

By (Signature and Title) /s/ Alan M. Mandel
Alan M. Mandel, Treasurer and Principal Financial Officer

Date March 9, 2016